                                                          EXHIBIT 10.30

    Agreement No. ______











                        PHOENIX INTERNATIONAL LTD., INC.



                           SOFTWARE LICENSE AGREEMENT






                                    PARTIES:



                                  BANK'S NAME



                                      AND


            PHOENIX INTERNATIONAL LTD., INC., A FLORIDA CORPORATION
                               PHOENIX FSC, INC.






                             DATED: MAY 2, 1996

                                    CONTENTS



            Section 1.   Definitions

            Section 2.   License Grant

            Section 3.   Term

            Section 4.   Title

            Section 5.   Payments and Terms

            Section 6.   Warranties

            Section 7.   Patent and Copyright Indemnity

            Section 8.   Confidentiality

            Section 9.   Customer and Software Support Services

            Section 10.  Implementation, Conversion and Installation

            Section 11.  Termination

            Section 12.  Client Obligations

            Section 13.  Source Code Escrow

            Section 14.  General




                                EXHIBIT LIST


      Exhibit A  Fees and Software Description

      Exhibit B  Designated and Remote Locations

      Exhibit C  Contact Person

      Exhibit D  Third Party Hardware and Licensed Software Configurations

                        PHOENIX INTERNATIONAL LTD., INC.


                           SOFTWARE LICENSE AGREEMENT



AGREEMENT NO. ______________________         EFFECTIVE DATE: ________________




PARTIES:           (Hereinafter referred to as "Customer")





       Phoenix International Ltd., Inc. (Hereinafter referred to as "Phoenix") Phoenix FSC, Inc.
       900 Winderley Place
       Suite 140
       Maitland, Florida 32751



The parties hereby agree as follows:

1.0  DEFINITIONS

1.1 "Conversion" shall mean conversion and formatting of Customer's existing data for use with the Software.

1.2 "Customer Network" shall mean the local and wide area network communication system, server, remote PC's and Software based on the machine and technical specifications as set forth in Exhibit D.

1.3 "De-Conversion" shall mean the regeneration of the Customer's existing data utilized by the Software into a generic format.

1.4 "Designated Location" is the street address of the server as specified on Exhibit B., as modified from time to time by written notice from Customer, plus remote PC's connected to the server by local or wide area network.

1.5 "Installation" shall mean the installation in an executable format of the Software on the Customer System at the Designated Location and all Remote Locations.

1.6 "Implementation" shall mean the Installation and Conversion of the Customer data for use by the Software.

1.7 "Implementation Date" shall be the last day of the month in which Phoenix provides Customer with notice that the Software is installed and the Conversion is complete.


License Agreement
May 2, 1996.0
Page 1

1.8 "Implementation Period" shall be the period from the Effective Date until the earlier of (i) the Implementation Date or (ii) the date one hundred eighty (180) days after the Effective Date.

1.9 "Documentation" shall mean all documentation generally provided to Phoenix's customers with the Software.

1.10 "Licensed Products" shall mean collectively the Software and Documentation.

1.11 "Software" shall mean Phoenix's Retail Banking System software and Third Party software, as described in Exhibit A, in object code form and all updates, modifications, enhancements or revisions supplied by Phoenix, as part of Customer and Software Support services.

1.12 "Remote Locations" shall mean the street addresses listed in Exhibit B as may be modified from time to time by written notice from Customer to Phoenix, where PCs/workstations are connected to the Software through the Customer's local and wide area networks.

1.13 "Use" shall mean the reading into memory of the Software and the execution of such Software, in whole or in part, by the Customer Network for the Customer's own data processing. Use of the Software shall be confined to the United States of America, unless otherwise agreed in writing by Phoenix. Commencement and effectiveness of Customer's license of the Licensed Products is not delayed or contingent based on the delivery or completion of any related or other services, including Implementation, and Customer Software Support.

1.14 "Related Expenses" shall mean reasonable travel and other reasonable out-of-pocket expenses incurred in Implementation and/or Customer and Software Support, including (without limitation) file conversion costs; optional products, services, or hardware requested or authorized by Customer; shipping charges; courier or delivery charges; tape, cartridge or diskette costs; or non-voice telephone or communication costs not already covered as part of Customer and Software Support.


2.0  LICENSE GRANT

2.1 Phoenix hereby grants to Customer a non-exclusive non-transferable license to Use Software on the Customer Network and to use the Documentation in support of the Software during the term and pursuant to the terms and conditions of this Agreement. Phoenix will provide one copy of the Software and Documentation.

2.2 Customer may copy the Software and the Documentation provided to Customer in machine readable form into machine readable or printed form to provide sufficient copies to support the Customer's Use of the Software as authorized under this Agreement. Customer shall not make any other copies of the Software, except for testing, backup, or archive purposes.
     Customer may make unlimited copies of the Documentation, subject to the provisions of Section 4.0 and 9.0. Customer shall maintain a record of the number and location of all copies of the Software and Documentation; and a copy of that record will be provided to Phoenix upon request.

2.3 Customer may transfer the Software to: (a) A backup machine when the Customer's server or any associated machine elements required for Use of the Software are temporarily inoperable or unusable; or (b) Another machine for disaster recovery testing (which may occur concurrent with normal Use of the Software to process Customer's data on Customer Network), or another machine for actual disaster recovery and processing in the event the Customer Network is non-functional due to the occurrence of disaster.


License Agreement
May 2, 1996.0
Page 2

2.4 The License herein granted is subject to the following restrictions and limitations:

       2.4.1 Customer may Use the software to process only its own data or the data of the Customer Group. For such purpose, the "Customer Group" means a subsidiary or affiliate of Customer, the parent corporation of Customer, and any holding company of which Customer is a subsidiary (collectively the "Customer Group"), except that Customer may process the data only of such members of the Customer Group for which Customer paid or pays, prior to commencement of processing for such members of the Customer Group, License Fees at all times sufficient for their aggregate asset size calculated in combination with the asset size of Customer. For the purpose of this subsection, an affiliate will mean a corporation that is more than fifty percent (50%) owned directly or indirectly by the parent corporation of a Customer, a subsidiary shall be a corporation of which Customer directly or indirectly owns more than fifty percent (50%), and a parent corporation shall be a corporation that directly or indirectly owns more than fifty percent (50%) of Customer, but only so long as such entities continue to qualify as such an affiliate, subsidiary or parent corporation.

       2.4.2 Customer shall not translate, reverse engineer, de-compile, interpret or disassemble the Software. Customer shall not transfer, distribute, sell, lease, or assign the Licensed Products except as expressly authorized in this Agreement. Customer shall not make any modifications or additions to the Software or Documentation without the prior written consent of Phoenix.


3.0    TERM

       This Agreement and the license granted herein shall be for an initial term commencing on the Effective Date and continuing for a period of five (5) year from the last day of the Implementation Period (the "Initial Term"). This Agreement shall be automatically renewed for an additional one (1) year periods unless either party notifies the other of its desire to not renew this Agreement more than six (6) months prior to the last day of the Initial Term or any renewal period.


4.0    TITLE

       Phoenix represents and warrants to Customer that it owns all right, title and interest in or has sufficient rights to license all of the Software. Customer acknowledges that the Licensed Products are either owned or licensed by Phoenix, that neither legal nor equitable title to the Licensed Products passes to Customer pursuant to this Agreement, and that the Licensed Products contains trade secrets of Phoenix. Customer shall ensure that copyright notices or other legends contained in or on any copies of the Licensed Products remain in or on the original and any copies reproduced by Customer. All copies, modifications and additions made by Customer of or to the Software and Documentation shall become the property of Phoenix.


5.0    PAYMENTS AND TERMS.

5.1 The fees and charges for products and services to be provided under this Agreement are set forth in Exhibit A. All amounts due shall be paid in U.S. dollars.

  1) An initial one-time License Fee for the license of the Software is due upon execution of this Agreement by Customer. The License Fee is for the delivery by Phoenix of the Software in its unmodified form. The License Fee is calculated based upon asset size of Customer and


License Agreement
May 2, 1996.0

XXX = Confidential Treatment Requested

       any included Customer Group, according to the schedule set forth in Exhibit A. Each time Customer and the Customer Group, or any of them, merges, adds affiliates or otherwise grows beyond the aggregate asset size for which Customer has paid a License Fee, Customer agrees to pay an upgrade fee equal to the then current difference in tiers.

  2) An initial one-time Implementation Fee for Phoenix's Implementation services is due upon execution of this Agreement by Customer. Phoenix shall be entitled to additional Implementation Fees, to be paid in advance, if Implementation is required whenever Customer or the Customer Group merges, adds affiliates, etc.

  3) A Customer and Software Support Fee is due on the Implementation Date and each anniversary thereof for so long as the license to the Software is in effect or Customer continues to use the Software.

  4) Customer agrees, in addition, to pay Related Expenses upon receipt of Phoenix's invoice.

5.2 All invoices shall be due and payable not later than fifteen (15) days following the date of invoice. Sums overdue shall bear interest at the lesser of (i) 1 1/2% per month, or (ii) the highest rate allowed under applicable law.

5.3 Amounts payable to Phoenix hereunder are payable in full without deduction, or set off, and shall be in addition to all sales, use or other taxes or duties, which Customer shall also be responsible for paying. Customer shall duly and timely pay all taxes and duties, however designated, levied or based upon amounts payable to Phoenix hereunder (exclusive of United States Federal, state or local taxes based upon the net income of Phoenix) or the license, use or possession of the Licensed Products. Customer agrees to indemnify and hold Phoenix harmless from any such taxes or duties which any federal, state or local taxing authority requires Phoenix to pay. Customer may challenge the applicability of any such tax only after paying the tax or giving Phoenix other satisfactory assurances of compliance.

5.4 Phoenix reserves the right to adjust its prices at any time subject to 30 days advanced notice. Such changes shall have no retroactive effect on Customer. The Customer and Software Support Fee shall not be increased XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
       XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX.

6.0    WARRANTIES

6.1 Phoenix warrants, for a period of six (6) months after delivery, the original unmodified version of the Software shall conform in all material respects with any program descriptions included in corresponding Documentation provided by Phoenix. Phoenix does not warrant that the Licensed Products will operate without interruption or be error-free. In the event Customer discovers any defect or error covered by the warranty, Customer agrees to provide Phoenix sufficient detail to enable Phoenix to recreate the defect or error. Phoenix agrees, as its exclusive obligation (except as covered outside the foregoing warranty as part of Customer and Software Support) for such defect or error, to correct the defect or error through all reasonable efforts. Phoenix shall not be responsible for unreported error or errors caused by negligence or nonconformance with the Phoenix Hardware and Network Services Guide. Customer shall be limited to the warranties provided by third-party licensors or manufacturers with respect to third-party software or equipment that may be provided by Phoenix.


License Agreement
May 2, 1996.0
Page 4

6.2 Phoenix's total liability to Customer or any member of the Customer Group under any provision of this Agreement (except 7.0) or for any and all claims, losses or damages relating to the Licensed Products (whether based on tort, contract, or any other theory) shall be limited to the amount actually paid by Customer to Phoenix for the Licensed Products giving rise to the liability. The parties acknowledge that each of them relied upon the inclusion of this limitation in consideration of entering into this Agreement.

6.3 EXCEPT AS PROVIDED IN SECTION 6.1 ABOVE, PHOENIX SPECIFICALLY DISCLAIMS ANY OTHER WARRANTIES OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE.

6.4 IN NO EVENT SHALL PHOENIX OR ITS LICENSORS BE LIABLE FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES RESULTING FROM THE USE, OR INABILITY TO USE, THE LICENSED PRODUCTS OR ARISING OUT OF ANY OTHER CIRCUMSTANCES ASSOCIATED WITH THE SUBJECT MATTER OF THIS AGREEMENT, AND IN SUCH RESPECT CUSTOMER AND CUSTOMER GROUP SHALL NOT BE ENTITLED TO DAMAGES BASED ON LOSS OF PROFIT, LOSS OR INTERRUPTION OF DATA OR COMPUTER TIME, ALTERATION OR ERRONEOUS TRANSMISSION OF DATA, EVEN IF PHOENIX IS ADVISED IN ADVANCE OF THE POSSIBILITY OF SUCH DAMAGES.


7.0  PATENT AND COPYRIGHT INDEMNITY

     Phoenix, at its own expense, shall defend, indemnify, and hold harmless Customer and any members of the Customer Group from any legal action based upon a claim that any of the Licensed Products infringes the patent, copyright, license or other proprietary right of a third party, provided that Phoenix is notified promptly of such claim when it is first anticipated, threatened or asserted. Phoenix shall have the sole right to control the defense and disposition of any such claim or action. Phoenix shall have no obligation to defend Customer or to pay costs, damages or attorney's fees for any claim based upon use of other than a current unaltered version of the Licensed Product to the extent that such infringement would have been avoided thereby. Recourse for infringement involving software or equipment supplied to Phoenix by third-party licensors or manufacturers shall be limited to indemnification provided by those third parties. This Section 7 states Phoenix's sole obligation with respect to title and infringement matters.

8.0  CONFIDENTIALITY

8.1 Customer understands and agrees that the Licensed Products and any related information ("Confidential Information"), contains valuable intellectual property and trade secrets of Phoenix and embody substantial creative efforts and confidential information, ideas and expressions belonging to Phoenix. Where required by the circumstances, such Confidential Information may include software, documentation or information provided to Phoenix by third parties subject to obligations of confidentiality.

8.2 Phoenix understands and agrees that in the performance of its duties under this Agreement, Phoenix may gain access to certain materials and data relating to Customer's business ("Confidential Information").

8.3 Both parties shall at all times observe reasonable care in maintaining complete confidentiality of the other party's Confidential Information, and shall not permit or authorize access to or disclosure of the other party's Confidential Information to any person or entity other than (i) employees, (ii) accountants for auditing purposes, (iii) independent



License Agreement
May 2, 1996.0
     contractors, provided that Phoenix shall have the right to approve (approval not to be unreasonably withheld) in advance all contractors who are given access to the Software or any Phoenix Confidential Information and (iv) governmental regulatory authorities, to the extent required for compliance with applicable laws, and subject to such protective measures as may be available to preserve the confidentiality of such information following disclosure. For purposes of this Agreement, "reasonable care" shall mean a standard no less than the standard of care each party exercises in protecting its own confidential property. Each party shall promptly notify the other in writing of the existence of any unauthorized knowledge, possession or use of the Confidential Information by any person or entity.

8.4 Confidential Information shall not include information which (i) is in the public domain, (ii) is obtained from a third party who acquired such confidential information independently, without reliance on other Confidential Information, and free of any obligation to the other party or
     (iii) is independently developed by either party without reference to Confidential Information of the other party, as demonstrated by written documentation.


9.0  CUSTOMER AND SOFTWARE SUPPORT SERVICES

9.1 Effective immediately after the Implementation Date, Phoenix shall provide certain software maintenance, software operation and use services and system enhancements ("Customer and Software Support") for the fee hereinafter set forth, which services:

     9.1.1 Include enhancements to the Software and updates to Documentation generally made available to all of Phoenix's Customers. Ensure that the Licensed Software complies with the minimum regulatory requirements of U.S. Federal Agencies having jurisdiction over the operation of Customer. Enhancements include modifications or additions made to improve upon existing features and operations performed by the Software.

     9.1.2 Include reasonable maintenance and telephone consultation related to the Licensed Products. Phoenix will correct or replace software and/or provide services necessary to remedy any critical or non-critical programming error that is attributable to Phoenix. Such correction, replacement, or services will be promptly undertaken by Phoenix after the Customer has identified and notified Phoenix of any such error, which notice shall be in accordance with Phoenix reporting procedures. Phoenix will use reasonable commercial efforts to telephonically diagnose (i) any errors or malfunctions in the system, or (ii) malfunctions in the system caused by operator error, and advise Customer of possible corrective measures that the Customer may take. Phoenix will also clarify operating instructions contained in the Documentation delivered with the programs.

     9.1.3 Include direct first line support of third party software and coordination of all other support with the third party licensor on behalf of Customer.

     9.1.4 Include telephonic support 24 hours per day, 365 days per year via beeper access to support personnel. Normal office hours are Monday through Friday, 8:00 AM to 5:00 PM Eastern Standard Time.

9.2 If Phoenix, after using its best telephonic diagnostic efforts, shall determine that it requires documentation of problems, errors or malfunctions in writing, Customer agrees to provide assistance in identifying and detecting problems, errors or malfunctions in sufficient detail and with sufficient supporting documentation and information to enable Phoenix to recreate the problem, error or malfunction




License Agreement
May 2, 1996.0

9.3 Customer and Software Support is limited to Hardware and Customer Network configurations supported by Phoenix as stated in the Phoenix Network and Configuration Standards Guide. Phoenix agrees to give Customer at least six (6) months' advance notice if an applicable configuration will no longer be supported.


10.0 IMPLEMENTATION

10.1 Phoenix shall conduct an implementation planning session at a location, date and time mutually agreed to by both parties (the "Implementation Planning Session") to develop a mutually acceptable Implementation Schedule. Customer shall make available up to five (5) of its appropriate personnel for the Implementation Planning Session.

10.2 Phoenix will make all reasonable efforts to effect the Implementation of the Software in accordance with the Implementation Schedule; but, Phoenix shall not be liable to the Customer or any other person for any damages, in the event Implementation is not completed within such time.


11.0 TERMINATION

11.1 Termination by Customer. Customer may terminate the License at any time after the Initial Term or any renewal term upon three months advance written notice to Phoenix.

11.2 Termination by Phoenix. Phoenix shall have the right to terminate the License upon the occurrence of any of the following events:

        11.2.1 Customer breaching or failing to perform any provision of this Agreement and the same is not cured within ten (10) days after Customer's receipt of notice in writing from Phoenix specifying such breach or failure; or

        11.2.2 Customer not implementing the most recent version of the Licensed Products within ninety (90) days of the date such version is made available to Customer; or

        11.2.3 Customer failing to pay the annual Customer and Software Support Fee.

11.3 Effect of Termination

        11.3.1 Except for breaches of Paragraphs 2.4, 4.0 or 8 by Customer, Phoenix shall allow Customer up to one hundred eighty (180) days to continue to Use the Licensed Products; provided that Customer has paid and continues to pay all amounts due. At the end of such period of time (and in all other instances immediately upon termination) Customer shall return or destroy all copies of the Licensed Products; if Phoenix so requests, Customer shall certify it has completed such action. Customer grants Phoenix the right to enter Customer's business premises during regular business hours to retrieve all Licensed Products or verify the destruction of the same by Customer's personnel.

        11.3.2 No monies shall be refundable upon termination of the License, whether such termination is by Customer or Phoenix.

        11.3.3 Phoenix agrees to provide reasonable De-Conversion Assistance for which Customer agrees to pay in advance to Phoenix a de-conversion fee equal to one half (1/2) the then applicable annual Customer and Software Support Fee ("De-Conversion Fee").


License Agreement
May 2, 1996.0

        11.3.4 All obligations of confidentiality and payment of monies due shall survive termination.

11.4 The rights and remedies of Phoenix included in this Section shall not be exclusive and are in addition to any other rights and remedies provided by law or equity.


12.0 CUSTOMER OBLIGATIONS

12.1 Customer shall appoint a Contact Person, on Exhibit "C", to service as the focal point of communication between Phoenix and Customer. Customer may change the Contact Person upon written notice to Phoenix.

12.2 Customer agrees to acquire and maintain Customer Network at the Designated Location by the required dates in the Implementation Schedule. Customer shall provide an on-line telecommunications link with a telephone modem in order to provide digital communication with Phoenix's systems.

12.3 Customer shall add all corrections or enhancements ("System Release") provided by Phoenix for the Licensed Products within twenty-five (25) days of availability.

12.4 Customer shall keep its personnel trained in the operation of the Licensed Products and Customer Network.

12.5 Customer shall pay the annual Customer and Software Support Fee for so long as Customer continues to hold or use the Licensed Products.


13.0 SOURCE CODE ESCROW

13.1 Phoenix will deposit the most current version of the source code for the Phoenix Banking System with an independent escrow agent. In the event that Phoenix, or its successor, shall cease to provide Customer and Software Support, and Customer has paid its Customer and Software Support Fee, Customer shall have the right to obtain, for its own sole and exclusive use, with no right of transfer, a single copy of such source code from the escrow agent, subject to the License Agreement.


14.0 GENERAL

14.1 Notices shall be deemed given as of the date deposited in the U.S. mail (with provision for confirmation of receipt, if outside U.S.). Either party may change its address by written notice to the other.

14.2 This Agreement shall not be assignable or transferable by Customer. This Agreement may be assigned or conveyed by Phoenix without any prior consent or approval, pursuant to a sale or merger of the company or a major division. Subject to the foregoing, this Agreement shall inure to the benefit of and be binding upon the parties, their successors and authorized assigns.

14.3 The failure of either party to enforce any term of this Agreement shall not constitute a waiver of either party's right to enforce each and every term of this Agreement.


License Agreement
May 2, 1996.0

14.4 If either party brings an action under this Agreement (including appeal), the prevailing party shall be entitled to recover reasonable attorneys' fees and costs. Should any provision of this Agreement be held by a court of competent jurisdiction to be unenforceable, the remaining provisions of this Agreement shall not be affected or impaired thereby. This Agreement shall be governed by the laws of Florida.

14.5 Neither party shall be in default by reason of any failure in the performance of this Agreement (other than a failure to make payment when due or to comply with restrictions upon the Use of the Licensed Products) if such failure arises out of any act, event or circumstance beyond the reasonable control of such party, whether or not otherwise foreseeable. The party so affected will resume performance as soon as reasonably possible.

14.6 The captions appearing in this Agreement are inserted only as a matter of convenience and in no way limit the scope or affect the meaning of any section.

14.7 This Agreement constitutes the entire agreement between the parties and supersedes all prior understandings and agreements between them regarding the Licensed Products, and may not be modified except in writing signed by authorized representatives of both parties.


     IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed as of the dates indicated.


PHOENIX INTERNATIONAL LTD., INC.
PHOENIX FSC., INC.




By:                                   By:
   ------------------------------        ------------------------------------


                                      Print Name:
                                                 ----------------------------

                                      Title:
                                            ---------------------------------

Date:                                 Date:
     ----------------------------          ----------------------------------


     EXECUTION BY PHOENIX: this Agreement shall not be binding until the same has been executed by an Executive Officer of Phoenix.



License Agreement
May 2, 1996.0

XXX = Confidential Treatment Requested

                                   EXHIBIT A

                         FEES* AND SOFTWARE DESCRIPTION



1.    LICENSE FEES:

      A. This license fee is based upon the asset size of the customer.



      TOTAL INITIAL LICENSE FEES:                                    $
                                                                     ======


2.    IMPLEMENTATION FEES
      (PLUS OUT-OF-POCKET EXPENSES)

            ICI                                                      $
            Basic Training Charges                                   $XXXXXX
            (Including the following classes):

            SYSTEM ADMINISTRATION (9 days for 3 people)
            -   Bank Controls
            -   RIM Controls
            -   Deposit Controls
            -   Loan Controls
            -   Financial Controls
            -   Teller Controls

            ADDITIONAL PEOPLE ATTENDING - XXXXXX each

            ACCOUNT PROCESSING (10 Training Days in Bank)
            -   Account Processing (6 days)
                   -  RIM
                   -  Deposits
                   -  Loans
            -   Nightly Processing (2 days)
            -   Back Office Processing (1 day)
            -   G/L Processing (1 day)

            OPTIONAL TRAINING
            -   Teller Processing (2 days) - XXXXXX
            -   EIS (2 days) - XXXXXX
            -   Budgeting (1 day) - XXXXXX
            -   Report Writing (2 days) - XXXXXX

            ADDITIONAL CLASSES - XXXXXX/day/Instructor

      TOTAL INITIAL IMPLEMENTATION FEES                              $
                                                                     ======


License Agreement
May 2, 1996.0

3.    ANNUAL CUSTOMER AND SOFTWARE SUPPORT FEE                       $
                                                                     ===

      TOTAL INITIAL ANNUAL CUSTOMER AND SOFTWARE
      SUPPORT FEES                                                   $  /YEAR
                                                                     ===


4.    THE COMPONENTS OF THE LICENSED SOFTWARE AND THE LICENSED
      DOCUMENTATION:

           Customer & Product Controls
           Administrative Controls
           Customer Processing
           Deposit Processing
           Loan Processing
           Teller Processing
           Nightly Processing

*- ALL FEES OTHER THAN IMPLEMENTATION FEES ARE SUBJECT TO
   INCREASE BASED ON AGGREGATE SIZE OF CUSTOMER GROUP


           General Ledger Administration & Maintenance

           Executive Information System
           Data Dictionary:  Deposits
           Data Dictionary:  Loans

           Data Dictionary:  Customer Information
           Report Dictionary
           Budgeting

      THE LICENSED PROGRAM DESCRIPTIONS ARE LOCATED IN THE LICENSED
      DOCUMENTATION.

      Interfaces: All necessary interfaces should be identified at the Implementation Planning Session. Additional fees, if any, will be presented to the bank subsequent to the Implementation Planning Session.

5.    THIRD PARTY SOFTWARE

      The following software programs are licensed under this Agreement, but owned by third parties. Initial calls for support should be made to Phoenix unless the program is marked with an asterisk.

           Sybase


License Agreement
May 2, 1996.0

                                   EXHIBIT B

                       DESIGNATED AND REMOTE LOCATION(S):

DESIGNATED LOCATION(S):

     1.________________________________

     __________________________________

     __________________________________

     __________________________________PHONE

     __________________________________FAX


     2.________________________________

     __________________________________

     __________________________________PHONE

     __________________________________FAX


REMOTE LOCATION(S):

     1.________________________________

     __________________________________

     __________________________________PHONE

     __________________________________FAX

     2.________________________________

     __________________________________

     __________________________________PHONE

     __________________________________FAX



License Agreement
May 2, 1996.0
Page 12

                                   EXHIBIT C

                                 CONTACT PERSON


CONTACT PERSON:  ________________________________________

ADDRESS:         ________________________________________

                 ________________________________________

PHONE:           ________________________________________

FACSIMILE:       ________________________________________



License Agreement
May 2, 1996.0

XXX = Confidential Treatment Requested


                                   EXHIBIT D

           PRELIMINARY HARDWARE AND LICENSED SOFTWARE CONFIGURATIONS



1.   UNIX SERVER REQUIREMENTS

     Customer agrees to provide and maintain a Hewlett-Packard 9000 Series server at a size recommended by Phoenix, or greater.


     1 Sybase CPU Class B SQL Server Runtime License Version 10.0.2 and higher. PHOENIX WILL ORDER FOR YOU AND INVOICE YOU DIRECTLY UPON THE FIRST DAY OF TRAINING OR THE FIRST DAY SYBASE IS INSTALLED ON YOUR SERVER. PRICES ARE PUBLISHED BY SYBASE PERIODICALLY. THESE PRICES WERE PUBLISHED SEPTEMBER 30, 1994. AMOUNT INVOICED TO YOU AT THE TIME OF YOUR INSTALLATION MAY VARY, DEPENDING UPON ANY CHANGES SYBASE MAKES TO ITS PRICING IN THE INTERIM. Cost is based upon the total number of users on the server, which you will have to tell us.


     Number        International     Latin Am.     Asian      Canada     U.S.
     of Users         Price            Price       Price      Price     Price
     --------         -----            -----       -----      -----     -----
     XXXXXX         XXXXXXXX         XXXXXXX     XXXXXXXX   XXXXXXXX   XXXXXXX
     XXXXXX           XXXXXX           XXXXX       XXXXXX     XXXXXX     XXXXX
     XXXX             XXXXXX          XXXXXX       XXXXXX     XXXXXX    XXXXXX
     XXXXX            XXXXXX          XXXXXX       XXXXXX     XXXXXX    XXXXXX
     XXXXX            XXXXXX          XXXXXX       XXXXXX     XXXXXX    XXXXXX
     XXXXX            XXXXXX          XXXXXX       XXXXXX     XXXXXX    XXXXXX
     XXXXX            XXXXXX          XXXXXX       XXXXXX    XXXXXXX    XXXXXX
     XXXXXXXXX       XXXXXXX          XXXXXX      XXXXXXX    XXXXXXX    XXXXXX


PLEASE NOTE:  ALL SYBASE LICENSES PURCHASED PURSUANT TO THIS AGREEMENT ARE
     SUBJECT TO RESTRICTIONS AS FOLLOWS: You are purchasing "End User Licenses", terms of which are mandated in our License with Sybase, and are reproduced and incorporated herein. You will not receive support, manuals, or information from Sybase. "Derivative Product" is the copy of Sybase licensed by Phoenix and sublicensed to you. "End User" and "licensee" is you. "VAR" is Phoenix.


License Agreement
May 2, 1996.0

                 ADDITIONAL TERMS APPLICABLE TO SYBASE PRODUCT


           (1) Only a non-exclusive, nontransferable right to use each Licensed Copy is granted to an End User. No right to use other than an Embedded Run-Time version of the Sybase Programs is granted; an "Embedded Run-Time Version" shall mean a version of the Sybase Programs linked to or embedded in Phoenix's application code in such a way that structurally or by license restrictions, it (a) precludes use of the Program to develop applications, except for clause c of this paragraph; (b) precludes use of the Program to develop applications, except for report writing and decision support solely in conjunction with the Derivative Product; (c) precludes general purpose access to command verbs in the Program except that the End User may, within the scope of and under control of the Derivative Product, create or alter tables, columns or rows and add fields to existing tables, as necessary to implement, operate and administer the Derivative Product; (d) precludes use of any command verbs in the Program to create new schemas or databases; and (e) precludes use of the Program or third party application development tools to modify or enhance existing screens or forms delivered as part of the Derivative Product, or to create new forms, except as necessary to implement and operate the Derivative Product.

           (2) Phoenix and/or its licensors retain all title to the Licensed Copy, and all copies thereof, and no title to the Licensed Copy, or any intellectual property therein, is transferred to the licensee.

           (3) The licensee may not copy the Licensed Copy, except for backup and archival purposes only, and the licensee shall include on all copies of the Licensed Copy all copyright and other proprietary notices or legends included on the Licensed Copy which was shipped to such licensee.

           (4) The licensee agrees not to reverse assemble, decompile, or otherwise attempt to derive source code from the Licensed Copy;

           (5) The licensee agrees to comply with all export and re-export restrictions and regulations ("Export Restrictions") imposed by the governments of the United States or the country to which the Licensed Copy is shipped to licensee. Licensee will not commit any act or omission which will result in a breach of any such Export Requirements; the licensee agrees that it will comply in all respects with any governmental laws, orders, or other restrictions on the export of the Sybase Program and the Licensed Copy (and the related information and documentation) which may be imposed from time to time by the governments of the United States and Canada or the country to which the Sybase Program is shipped by Sybase ("Export Requirements"). This Section shall survive the expiration or termination of the Licensed Copy license agreement.

           (6) Although copyrighted, the Licensed Copy is unpublished and contains proprietary and confidential information of Phoenix and its licensors and is considered by Phoenix and its licensors to constitute valuable trade secrets. The licensee will hold the Licensed Copy in confidence and shall protect the Licensed copy with at least the same degree of care with which the licensee protects its own similar confidential information;



License Agreement
May 2, 1996.0

           (7) VAR's licensors of software included in the Licensed Copy are direct and intended third party beneficiaries of the license agreement and may enforce it directly against the licensee; provided, however, that none of such licensors shall be liable to the licensee for any general, special, direct, indirect, consequential, incidental or other damages arising out of or related to the Licensed Copy; and

           (8) Upon termination of the license for the Licensed Copy, the licensee shall return to VAR all copies of the Licensed Copy, or certify to VAR that the licensee has destroyed all such copies.

2.   Network Requirements

     Customer agrees to provide and maintain a network in accordance with the standards set forth in the Phoenix Hardware and Network Services Guide, as amended from time to time.




License Agreement
May 7, 1996.0
Page 16